                         MASSACHUSETTS INVESTORS TRUST

          Supplement dated May 1, 1998 (as revised December 15, 1998) to the Prospectus and Statement of Additional Information of Massachusetts
                          Investors Trust (the "Fund")


     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), also dated May 1, 1998, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

     As of December 15, 1998, the Expense Summary Table is revised as follows:

EXPENSE SUMMARY

Shareholder Transaction Expenses:                                     Class I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).....................    None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds,
     as applicable).................................................    None

Annual Operating Expenses of the Fund (as a percentage of average net assets):
   Management Fees..................................................   0.33%
   Rule 12b-1 Fees..................................................    None
   Other Expenses(1)................................................   0.22%
   Total Operating Expenses.........................................   0.55%
 .......................
(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). These fee reductions, if any, are not reflected under "Other Expenses."

                              Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                   Period                         Class I

                   1 year.....................      $ 6
                   3 years....................       18
                   5 years....................       31
                   10 years...................       69

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

     The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

Financial Highlights - Class I Shares

                                                               Period Ended
                                                             December 31,1997***
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $  14.33
                                                                  --------

Income from investment operations # -
     Net investment income                                        $   0.26
     Net realized and unrealized gain on investments
          and foreign currency transactions                           4.44
                                                                  --------
         Total from investment operations                         $   4.70
                                                                  ---------

Less distributions declared to shareholders -
     From net investment income                                   $  (0.23)
     From net realized gain on investments and foreign
          currency transactions                                      (1.27)
     In excess of net investment income                              (0.01)
                                                                  ----------
         Total distributions declared to shareholders             $  (1.51)
                                                                  ---------

Net asset value - end of period                                   $  17.52
                                                                   -------
Total return                                                         33.30%++
Ratios (to average net assets)/Supplemental data:
     Expenses##                                                       0.41%+
     Net investment income                                            1.42%+
Portfolio turnover                                                      44%
Average Commission Rate                                           $   0.0573
Net assets at end of period (000 omitted)                         $   22,555
--------------------------
*** For the period from the inception of Class I shares, January 2, 1997 through December 31, 1997.
#     Per share data are based on average shares outstanding.
##    The Trust's expenses are calculated without reduction for fees paid indirectly.
+     Annualized.
++    Not annualized.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers Eligible Purchasers:

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii)any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;

(iv) bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and

(v) certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

     In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


   The date of this Supplement is May 1, 1998 (as revised December 14, 1998).

                         MASSACHUSETTS INVESTORS TRUST
                    Supplement to the May 1, 1998 Prospectus

         As of December 15, 1998, the Expense Summary section of the Fund's Prospectus is revised as follows:

1.    EXPENSE SUMMARY

Shareholder Transaction Expenses:                 Class A   Class B    Class C
  Maximum Initial Sales Charge Imposed
    on Purchases of Fund Shares (as a
    percentage of offering price)...............   5.75%     0.00%      0.00%
  Maximum Contingent Deferred Sales Charge (as a
    percentage of original purchase price or
    redemption proceeds, as applicable)......... See Below1  4.00%      1.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):
   Management Fees..............................   0.33%     0.33%      0.33%
   Rule 12b-1 Fees..............................   0.35%(2)  1.00%(3)   1.00%(3)
   Other Expenses(4)............................   0.22%     0.22%      0.22%(5)
                                                   -----     -----      --------
   Total Operating Expenses.....................   0.90%     1.55%      1.55%
--------------------
1. Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund - Purchases" below).
2. The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended
      (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to January 2, 1991. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund - Distribution Plan" below).
3. The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund - Distribution Plan" below.)
4. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). These fee reductions, if any, are not reflected under "Other Expenses."
5. "Other Expenses" is based on Class A expenses incurred during the fiscal year ended December 31, 1997.

                              Example of Expenses

      An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

      Period                    Class A          Class B              Class C

                                                         (1)                 (1)
      1 year................     $  66      $  56      $  16     $  26   $   16
      3 years...............        85         79         49        49       49
      5 years...............       104        104         84        84       84
      10 years..............       162        167(2)     167(2)    185      185
--------------------
1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on shares purchases - "Purchases"; (ii) varying CDSCs - "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees - "Distribution Plan."

      The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                      ***

2.       MANAGEMENT OF THE FUND - Investment Adviser

         The first and second paragraphs in the section entitled "Management of the Fund - Investment Adviser" on Pages 17 and 18 of the Prospectus are hereby revised as follows:

         "Investment Adviser - The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated December 15, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. John D. Laupheimer, Jr., a Senior Vice President of the Adviser, has been the Fund's portfolio manager since 1992. Mitchell D. Dynan, a Vice President of the Adviser, has also been a portfolio manager of the Fund since March, 1995. Messrs. Dynan and Laupheimer have been employed as portfolio managers by the Adviser since 1986 and 1981, respectively. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly in an amount equal to 0.33% of the Fund's average daily net assets. Prior to December 15, 1998, the Adviser received a management fee, computed and paid monthly, fixed by a formula based upon a percentage of the Fund's average daily net assets plus a percentage of the Fund's gross income (i.e., income other than gains from the sale of securities) in each case on an annualized basis for the Fund's then current fiscal year.

         For the Fund's fiscal year ended December 31, 1997, MFS received management fees under the Advisory Agreement of $8,764,265, equivalent on an annualized basis to 0.19% of the Fund's average daily net assets (excluding the payment attributable to certain property described below). Management fees received by MFS for the Fund's fiscal year ended December 31, 1997 were comprised of $6,178,779 based on average daily net asset and $2,585,486 based on gross investment income. However, the Advisory Agreement provides that the compensation of the Adviser will be reduced by an annual sum representing the Fund's share of the fair value of the use of office furniture, furnishings and equipment purchased over the years with funds furnished by the Fund and Massachusetts Investors Growth Stock Fund as part of shared expenses. The total annual use value of this property for the period ending December 31, 1997 has been determined pursuant to a formula devised by an independent supplier to be $95,243 for the Fund, which amount was transferred to the Fund by the Adviser.

         The second paragraph of section entitled "Management of the Fund Investment Adviser" on page 10 of the Statement of Additional Information is revised in its entirety as follows:

         "The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated December 15, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at an annual rate of 0.33% of the Fund's average daily net assets. Prior to December 15, 1998, the Adviser received a management fee, computed and paid monthly, fixed by a formula based upon a percentage of the Fund's average daily net assets plus a percentage of the Fund's gross income (i.e., income other than gains from the sale of securities) in each case on an annualized basis for the Fund's then current fiscal year.

         Under  the  Advisory   Agreement,   MFS  received  management  fees  of
         $8,764,265,  $5,982,062  and $4,973,977 for fiscal years ended December
         31, 1997, 1996 and 1995, respectively."



               The date of this Supplement is December 15, 1998.